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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                  -----------

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 2, 1999



                              THE JUDGE GROUP, INC.
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               (Exact name of registrant as specified in charter)

       Pennsylvania                  0-21963                  23-1726661
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      (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)

        Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania   19004
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              (Address of principal executive offices)       (Zip code)

        Registrant's telephone number, including area code: 610-667-7700
                                 Not Applicable
            ----------------------------------------------------------

         (Former name or former address, if changed since last report.)


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                  Item 2. Acquisition or Disposition of Assets

         On August 2, 1999, Judge Imaging Systems, Inc. ("Judge Imaging") sold substantially all of the assets, subject to certain liabilities, of its Hartford, Connecticut, Melbourne, Florida, Needham, Massachusetts, and Moorestown and Edison, New Jersey offices to AOP Morristown Corp. ("AOP Morristown") pursuant to an Asset Purchase Agreement dated as of August 2, 1999 among Judge Imaging, The Judge Group, Inc. ("Judge Group") and AOP Morristown (the "Agreement"). The assets sold to AOP Morristown consisted, primarily, of accounts receivable, supplier and customer contracts, tangible personal property, prepaid expense, leases, certain intangible assets and goodwill, and certain deposits in the hands of third parties. The liabilities assumed by AOP Morristown included accounts payable, certain purchase accruals, certain employee liabilities, unearned revenues and customer deposits, and all liabilities arising after August 2, 1999. The purchase price in connection with the Agreement of $2,223,000, which was paid in cash, was determined through negotiations. AOP Morristown also agreed to reimburse $507,000.57 to Judge Imaging not later than September 16, 1999 for certain payments made by Judge Imaging in connection with the transaction. Automated Office Products of Western New York, Inc. ("AOP") has guaranteed AOP Morristown's obligation to reimburse Judge Imaging. This transaction is further described in the press release dated August 2, 1999, a copy of which has been filed as an exhibit to this report.

         The principals of AOP Morristown were employees of Judge Imaging from June 1998 to June 1999. In addition, corporations owned by the principals of AOP Morristown previously purchased substantially all of the assets, subject to certain liabilities, of the Seattle, Washington and Buffalo, New York offices of Judge Imaging. The purchase price in connection with the Seattle, Washington office was $45,000, which was determined through negotiations and paid in cash. The consideration in connection with the Buffalo transaction, which was determined through negotiations, was the release of all claims of AOP against Judge Imaging and Judge Group.


                    Item 7. Financial Statements and Exhibits


                                    Exhibits


Exhibit 99.1  Press Release dated August 2, 1999.


Exhibit 99.2 Registrant's report on Form 10-Q (incorporated herein by reference from the Registrant's Form 10-Q filed with the Securities and Exchange Commission on August 16, 1999).


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               THE JUDGE GROUP, INC.

                                               By:  /s/ Martin E. Judge, Jr.
                                                    ---------------------------
                                                    Martin E. Judge, Jr.
                                                    Chief Executive  Officer


                              Date: August 16, 1999